EXHIBIT 10
            FIRST AMENDMENT TO SUPPLEMENTAL REDUCING
                    REVOLVING LOAN AGREEMENT

          This First Amendment to Supplemental Reducing Revolving Loan Agreement (this "Amendment") dated as of June 10, 1997 is entered into with reference to the Supplemental Reducing Revolving Loan Agreement dated as of March 13, 1997 among Aztar Corporation, a Delaware corporation, Adamar of New Jersey, Inc., a New Jersey corporation, Ramada Express, Inc., a Nevada corporation (collectively, the "Borrowers"), the Banks referred to therein, and Bank of America National Trust and Savings Association, as Managing Agent (the "Loan Agreement"), and in light of the following facts:

                            RECITALS

     A. The Borrowers wish to increase the Commitment from $20,000,000 to $25,000,000 by permitting Bank of Scotland to become a Bank under the Loan Agreement and to assume a $5,000,000 interest in (being equal to a 20.00% Pro Rata Share of) such increased
Commitment.

     B. The Managing Agent and the existing Banks are willing to allow such requested increase in the Commitment and to permit Bank of Scotland to become a Bank under the Loan Agreement on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, the Borrowers, the Managing Agent and the existing Banks hereby agree as follows:

          1. Capitalized Terms. Any and all initially capitalized terms used in this Amendment (including, without limitation, in the recitals hereto) without definition shall have the respective meanings specified in the Loan Agreement.

          2.   Amendment to Recitals.  Recital B to the Loan
Agreement is hereby amended by deleting the reference therein to "$20,000,000" and by substituting therefor a reference to $25,000,000.

          3. Amendment to Section 1.1 - Defined Terms. The definition of "Commitment" set forth in Section 1.1 of the Loan
Agreement is amended to read in full as follows:

               "Commitment" means, subject to Section 2.5, $25,000,000. As of the effective date of the First Amendment to this Agreement dated as of June 10, 1997, the respective Pro Rata Shares of the Banks with respect to the Commitment are set forth in
Schedule 1.1. From and after the effective date of such First Amendment, the Pro Rata Shares set forth in Schedule 1.1 may be subject to assignment pursuant to Section 11.8, with the portion of any Pro Rata Share so assigned being reflected in the applicable Commitment Assignment and Acceptance.

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          4.   Amendment to Schedule 1.1.  Schedule 1.1 of the Loan
Agreement is hereby amended to read in full as set forth on Attachment "A" to this Amendment.

          5.   Amendment to Heading of Article 2.  The heading to
Article 2 is hereby amended by deleting therefrom the words "AND
LETTERS OF CREDIT."

          6. Deliveries. Concurrently with their execution of this Amendment, the Borrowers shall provide the Managing Agent with the following, each of which shall be in form and substance acceptable to the Managing Agent, at the Borrowers' sole cost and expense:

               (a) Counterparts of this Amendment executed by all parties hereto;

               (b) Such assurances as the Managing Agent may require concerning the authority of the Borrowers and their respective officers to enter into this Amendment;

               (c) A Note executed by each of the Borrowers to the order of Bank of Scotland in the amount of Bank of Scotland's Pro
Rata Share of the Commitment as increased hereby; and

               (d) Payment of the reasonable costs and expenses of the Managing Agent in connection with the preparation of this Amendment which are invoiced to the Borrowers prior to the date hereof.

          7. Conditions Precedent. This Amendment shall be effective on the date that the Managing Agent notifies the Banks that all of the following conditions precedent have been satisfied:

               (a) Each of the items referred to in Section 5 hereof shall have been delivered to the Managing Agent:

               (b) The Borrowers and any other Parties shall be in compliance with all the terms and provisions of the Loan Documents and no Default of Event of Default, nor any Material Adverse
Effect, shall have occurred and be continuing; and


               (c) The Borrowers shall have delivered such other assurances with respect to the foregoing as the Managing Agent may reasonably request.

          8. Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

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          9.   Governing Law.  This Amendment shall be governed by,
and construed and enforced in accordance with, the local Laws of California.
          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above by their respective duly authorized representatives.

                                  The Borrowers:

                                  AZTAR CORPORATION

                                  By:  NEIL CIARFALIA
                                       Neil Ciarfalia
                                       Treasurer

                                  ADAMAR OF NEW JERSEY, INC.

                                  By:  NEIL CIARFALIA
                                       Neil Ciarfalia
                                       Treasurer

                                  RAMADA EXPRESS, INC.

                                  By:  N.W. ARMSTRONG JR.
                                       Nelson W. Armstrong, Jr.
                                       Vice President and Secretary

                                  The Managing Agent:

                                  BANK OF AMERICA NATIONAL TRUST
                                  AND SAVINGS ASSOCIATION,
                                  as Managing Agent

                                  By:  JANICE HAMMOND
                                       Janice Hammond
                                       Vice President

                                  The Banks:

                                  BANK OF AMERICA NATIONAL TRUST
                                  AND SAVINGS ASSOCIATION,
                                  as a Bank

                                  By:  JON VARNELL
                                       Jon Varnell
                                       Managing Director

                                  SOCIETE GENERALE, as a Bank

                                  By:  DONALD L. SCHUBERT
                                       Donald L. Schubert
                                       Vice President

                                  BANK OF SCOTLAND, as a Bank

                                  By:  ANNIE CHIN TAT
                                       Annie Chin Tat
                                       Assistant Vice President














































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           SCHEDULE 1.1 TO SUPPLEMENTAL LOAN AGREEMENT

Bank                                    Amount       Pro Rata Share
----                                    ------       --------------

Bank of America National Trust and
Savings Association                  $10,000,000          40%

Societe Generale                     $10,000,000          40%

Bank of Scotland                     $ 5,000,000          20%




































                         Attachment "A"


                               -5-

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                         PROMISSORY NOTE

$5,000,000.00                                      June 10, 1997
                                         Los Angeles, California


          FOR VALUE RECEIVED, the undersigned jointly and severally promise to pay to the order of BANK OF SCOTLAND (the "Bank"), the principal amount of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) or such lesser aggregate amount of Advances as may be made by the Bank with respect to the Commitment under the Loan Agreement referred to below, together with interest on the principal amount of each Advance made hereunder and remaining unpaid from time to time from the date of each such Advance until the date of payment in full, payable as hereinafter set forth.

          Reference is made to the Supplemental Reducing Revolving Loan Agreement dated as of March 13, 1997, as amended by the First Amendment thereto of even date herewith, by and among the undersigned, as Borrowers, the Banks which are even date herewith, by and among the undersigned, as Borrowers, the Banks which are parties thereto, and Bank of America National Trust and Savings Association, as Managing Agent for the Banks (the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

          The principal indebtedness evidenced by this Note shall be payable as provided in the Loan Agreement and in any event on the Maturity Date.

          Interest shall be payable on the outstanding daily unpaid principal amount of Advances from the date of each such Advance until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in Section 3.10 of the Loan Agreement, to the fullest extent permitted by applicable Law.






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          Each payment hereunder shall be made to the Managing
Agent at the Managing Agent's Office for the account of the Bank in immediately available funds not later than 11:00 a.m. (San Francisco time) on the day of payment (which must be a Banking
Day). All payments received after 11:00 a.m. (San Francisco time) on any particular Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America.

          The Bank shall use its best efforts to keep a record of Advances made by it and payments received by it with respect to this Note, and such record shall be presumptive of the amounts owing under this Note.

          The undersigned hereby promise to pay all costs and expenses of any rightful holder hereof incurred in collecting the undersigneds' obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements, whether or not any action is filed in connection therewith.

          The undersigned hereby waive presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

          The undersigned agree that their liability hereunder is joint and several, absolute and unconditional without regard to the liability of any other party. All provisions of this Note shall apply to each of the undersigned. Each of the undersigned other than Aztar Corporation ("Parent") hereby irrevocably appoints Parent as its agent for the purpose of (i) requesting Advances hereunder and (ii) receiving notices with respect hereto.


















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          THIS NOTE SHALL BE DELIVERED TO AND ACCEPTED BY THE BANK,
OR BY THE MANAGING AGENT ON ITS BEHALF, IN THE STATE OF CALIFORNIA, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LOCAL LAWS THEREOF.

AZTAR CORPORATION,                 RAMADA EXPRESS, INC.,
a Delaware corporation             a Nevada corporation



By:  NEIL CIARFALIA                By:  N.W. ARMSTRONG JR.
     Neil Ciarfalia                     Nelson W. Armstrong, Jr.
      Treasurer                         Vice President
                                        and Secretary


ADAMAR OF NEW JERSEY, INC.,
a New Jersey corporation



By:  NEIL CIARFALIA
     Neil Ciarfalia
      Treasurer



























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               SCHEDULE OF COMMITTED ADVANCES AND
                      PAYMENTS OF PRINCIPAL


Date    Amount   Interest     Amount of       Unpaid      Notation
          of      Period    Principal Paid   Principal    Made by
        Advance                               Balance

_________________________________________________________________
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_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
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